Security Information








Security Purchased


Cusip
053773AB5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.75% 5/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.75%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $
2,920,000
0.78%











^The Security and Fund Performance is

calculated based on information provided

by State Street Bank.




*If a Fund executed multiple sales of a security,


the final sale date is listed. If a Fund


still held the security as of the

quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
428040BX6


Issuer
HERTZ CORP


Underwriters
DBSI, Goldman Sachs, JP Morgan, Lehman
Brothers, Merrill Lynch, BNP Paribas, Calyon,
Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
HTZ 8.875% 1/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BNP Paribas


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2005


Total amount of offering sold to QIBs
1,800,000,000


Total amount of any concurrent public offering
0


Total
1,800,000,000


Public offering price
 $100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
8.88%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.00%



SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $
11,095,000
 $
11,095,000
0.62%



Scudder High Income Trust
Chicago
 $
1,215,000
 $
1,215,000
0.07%



Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.04%



Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.04%



Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.01%



Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.05%



SVS II High Income Portfolio
Chicago
 $
1,950,000
 $
1,950,000
0.11%



SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.01%



SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
 $                     70,000
 $                     70,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $
1,930,000
 $
1,930,000
0.11%



Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.01%



Total

19,520,000
 $
19,520,000
1.08%




Security Information








Security Purchased


Cusip
42805RAT6


Issuer
HERTZ VEHICLE FINANCING LLC


Underwriters
Lehman Brothers, DBSI, Merrill Lynch,
Goldman Sachs, JP Morgan, BNP Paribas,
RBS Greenwich Capital, Calyon Securities


Years of continuous operation, including predecessors
> 3 years


Security
HERTZ 2005-2A A6 5.08% 11/25/2011


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2005


Total amount of offering sold to QIBs
225,000,000


Total amount of any concurrent public offering
0


Total
225,000,000


Public offering price
 $99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Aaa/AAA


Current yield
5.14%


Benchmark vs Spread (basis points)
25 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







Scudder Total Return Fund
Chicago
 $
4,005,000
 $
4,004,374
1.78%



SVS II Total Return Portfolio
Chicago
 $
1,347,000
 $
1,346,790
0.60%



Total

5,352,000
 $
5,351,164
2.38%











^The Security and Fund Performance is calculated

based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,


the final sale date is listed. If a Fund still held the security as of the quarter-end,

the quarter-end date is listed.










Security Information








Security Purchased


Cusip
60467XAA5


Issuer
MIRANT NORTH AMERICA


Underwriters
DBSI, Goldman Sachs, JP Morgan, CSFB,
Lehman Brothers, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
MRNTV 7.375% 12/31/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/20/2005


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
 $100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
292 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $
2,220,000
 $
2,220,000
0.26%



Scudder High Income Trust
Chicago
 $                   145,000
 $                   145,000
0.02%



Scudder Multi-Market Income Trust
Chicago
 $                   130,000
 $                   130,000
0.02%



Scudder Strategic Income Fund
Chicago
 $                   155,000
 $                   155,000
0.02%



Scudder Strategic Income Trust
Chicago
 $                     30,000
 $                     30,000
0.00%



Scudder Total Return Fund
Chicago
 $                   195,000
 $                   195,000
0.02%



SVS II High Income Portfolio
Chicago
 $                   395,000
 $                   395,000
0.05%



SVS II Strategic Income Portfolio
Chicago
 $                     40,000
 $                     40,000
0.00%



SVS II Total Return Portfolio
Chicago
 $                     65,000
 $                     65,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     10,000
 $                     10,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $                   390,000
 $                   390,000
0.05%



Scudder Limited-Duration Plus Fund
New York
 $                     20,000
 $                     20,000
0.00%



Total

3,810,000
 $
3,810,000
0.45%




Security Information






Security Purchased

Cusip
09689RAA7

Issuer
BOYD GAMING CORP

Underwriters
BoA, DBSI, Bear Stearns, CIBC World
Markets, Lehman Brothers, Wachovia
Securities, Calyon Securities, Commerzbank,
JP Morgan, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
BYD 7.125% 02.01.2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/25/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
 $99.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
B1/B+

Current yield
7.16%

Benchmark vs Spread (basis points)
272 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Core Plus Income Fund
Boston
25,000
 $                     24,875
0.01%

Chicago Funds





DWS Balanced Fund
Chicago
85,000
 $                     84,575
0.03%

DWS Balanced VIP
Chicago
35,000
 $                     34,825
0.01%

DWS High Income Fund
Chicago
1,110,000
 $
1,104,450
0.44%

DWS High Income Trust
Chicago
120,000
 $                   119,400
0.05%

DWS High Income VIP
Chicago
195,000
 $                   194,025
0.08%

DWS Multi Market Income Trust
Chicago
65,000
 $                     64,675
0.03%

DWS Strategic Income Fund
Chicago
55,000
 $                     54,725
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     14,925
0.01%

DWS Strategic Income VIP
Chicago
15,000
 $                     14,925
0.01%

New York Funds





DWS High Income Plus Fund
New York
200,000
 $                   199,000
0.08%

DWS Short Duration Plus Fund
New York
30,000
 $                     29,850
0.01%

Total

1,950,000
 $
1,940,250
0.78%


Security Information






Security Purchased

Cusip
12502CAK7

Issuer
CCH II LLC

Underwriters
CSFB, DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
CHTR 10.25% 9/15/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/26/2006

Total amount of offering sold to QIBs
450,000,000

Total amount of any concurrent public offering
0

Total
450,000,000

Public offering price
 $97.75

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
Caa1/CCC-

Current yield
10.49%

Benchmark vs Spread (basis points)
641 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





DWS Balanced Fund
Chicago
450,000
 $                   439,875
0.10%

DWS Balanced VIP
Chicago
150,000
 $                   146,625
0.03%

DWS High Income Fund
Chicago
5,740,000
 $
5,610,850
1.28%

DWS High Income Trust
Chicago
635,000
 $                   620,713
0.14%

DWS High Income VIP
Chicago
1,005,000
 $                   982,388
0.22%

DWS Multi Market Income Trust
Chicago
340,000
 $                   332,350
0.08%

DWS Strategic Income Fund
Chicago
265,000
 $                   259,038
0.06%

DWS Strategic Income Trust
Chicago
80,000
 $                     78,200
0.02%

DWS Strategic Income VIP
Chicago
70,000
 $                     68,425
0.02%

New York Funds





DWS High Income Plus Fund
New York
1,020,000
 $                   997,050
0.23%

Total

9,755,000
 $
9,535,513
2.17%


Security Information






Security Purchased

Cusip
17275RAC6

Issuer
CISCO SYSTEMS INC

Underwriters
Citigroup, JP Morgan, Merrill Lynch, Morgan
Stanley, BoA, DBSI, Goldman Sachs

Years of continuous operation, including predecessors
> 3 years

Security
CSCO 5.5% 2/22/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/14/2006

Total amount of offering sold to QIBs
3,000,000,000

Total amount of any concurrent public offering
0

Total
3,000,000,000

Public offering price
 $99.54

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
A1/A+

Current yield
5.53%

Benchmark vs Spread (basis points)
95 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
1,232,000
 $
1,226,370
0.04%

DWS Balanced VIP
Chicago
308,000
 $                   306,592
0.01%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
308,000
 $                   306,592
0.01%

Total

1,848,000
 $
1,839,555
0.06%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held the

security as of the quarter-end, the

quarter-end date is listed.

Security Information






Security Purchased

Cusip
12498NAB9

Issuer
CREDIT-BASED ASSET SERVICING AND
SECURITIZATION LLC

Underwriters
JP Morgan, DBSI, Societe Generale

Years of continuous operation, including predecessors
> 3 years

Security
CBASS 2006-CB2 AF2 2.201% 12/25/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan, Societe Generale

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/1/2006

Total amount of offering sold to QIBs
937,000,000

Total amount of any concurrent public offering
0

Total
937,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
Aaa/AAA

Current yield
5.50%

Benchmark vs Spread (basis points)
28 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Short Term Bond Fund
Boston
6,290,000
 $
6,290,000
0.67%

Chicago Funds





DWS Balanced Fund
Chicago
4,839,000
 $
4,839,000
0.52%

DWS Balanced VIP
Chicago
1,613,000
 $
1,613,000
0.17%

New York Funds





DWS Short Duration Plus Fund
New York
4,839,000
 $
4,839,000
0.52%

Total

17,581,000
 $
17,581,000
1.88%


Security Information






Security Purchased

Cusip
27876GAZ1

Issuer
ECHOSTAR DBS CORP

Underwriters
CSFB, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
DISH 7.125% 2/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
 $99.61

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.11%

Rating
Ba3e/BB-

Current yield
7.15%

Benchmark vs Spread (basis points)
281 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
10,000
 $                       9,961
0.00%

DWS Core Plus Income Fund
Boston
45,000
 $                     44,825
0.00%

Chicago Funds





DWS Balanced Fund
Chicago
175,000
 $                   174,321
0.01%

DWS Balanced VIP
Chicago
60,000
 $                     59,767
0.00%

DWS High Income Fund
Chicago
2,230,000
 $
2,221,348
0.15%

DWS High Income Trust
Chicago
245,000
 $                   244,049
0.02%

DWS High Income VIP
Chicago
390,000
 $                   388,487
0.03%

DWS Multi Market Income Trust
Chicago
130,000
 $                   129,496
0.01%

DWS Strategic Income Fund
Chicago
105,000
 $                   104,593
0.01%

DWS Strategic Income Trust
Chicago
30,000
 $                     29,884
0.00%

DWS Strategic Income VIP
Chicago
30,000
 $                     29,884
0.00%

New York Funds





DWS High Income Plus Fund
New York
395,000
 $                   393,467
0.03%

DWS Short Duration Plus Fund
New York
50,000
 $                     49,806
0.00%

Total

3,895,000
 $
3,879,887
0.26%


Security Information






Security Purchased

Cusip
37247D106

Issuer
GENORTH FINANCIAL INC

Underwriters
Citigroup, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, BoA, CSFB, DBSI,
Lehman Brothers, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Ticker
GNW US

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/2/2006

Total dollar amount of offering sold to QIBs
 $2,332,340,000

Total dollar amount of any concurrent public offering
 $  -

Total
 $2,332,340,000

Public offering price
 $32.75

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $0.82

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Capital Growth Fund
Boston
                      294,100
 $
9,631,775
0.41%

DWS Capital Growth VIP
Boston
                      167,400
 $
5,482,350
0.24%

DWS Large Company Growth Fund
Boston
                        56,700
 $
1,856,925
0.08%

Chicago Funds





DWS Balanced Fund
Chicago
82,500
 $
2,701,875
0.12%

DWS Balanced VIP
Chicago
27,800
 $                   910,450
0.04%

Total

628,500
 $
20,583,375
0.88%


Security Information






Security Purchased

Cusip
438516AR7

Issuer
HONEYWELL INTERNATIONAL

Underwriters
DBSI, JP Morgan, UBS, ABN Amro, BoA,
Barclays, BNP Paribas, Citigroup, Mitsubishi
UFJ, Royal Bank of Scotland, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
HON 5.7% 3/15/2036

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/9/2006

Total amount of offering sold to QIBs
550,000,000

Total amount of any concurrent public offering
0

Total
550,000,000

Public offering price
 $99.63
Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A2/A

Current yield
5.72%

Benchmark vs Spread (basis points)
90 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
750,000
 $                   747,218
0.14%

DWS Balanced VIP
Chicago
250,000
 $                   249,073
0.05%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
250,000
 $                   249,073
0.05%

Total

1,250,000
 $
1,245,363
0.23%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the

quarter-end date is listed.

Security Information






Security Purchased

Cusip
629377AT9

Issuer
NRG ENERGY INC

Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch

Years of continuous operation, including predecessors
> 3 years

Security
NRG 7.25% 2/1/2014

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/26/2006

Total amount of offering sold to QIBs
1,200,000,000

Total amount of any concurrent public offering
0

Total
1,200,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.88%

Rating
B1/B-

Current yield
7.25%

Benchmark vs Spread (basis points)
277 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
20,000
 $                     20,000
0.00%

DWS Core Plus Income Fund
Boston
80,000
 $                     80,000
0.01%

Chicago Funds





DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.08%

DWS Balanced VIP
Chicago
300,000
 $                   300,000
0.03%

DWS High Income Fund
Chicago
11,355,000
 $
11,355,000
0.95%

DWS High Income Trust
Chicago
1,255,000
 $
1,255,000
0.10%

DWS High Income VIP
Chicago
1,995,000
 $
1,995,000
0.17%

DWS Multi Market Income Trust
Chicago
670,000
 $                   670,000
0.06%

DWS Strategic Income Fund
Chicago
550,000
 $                   550,000
0.05%

DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%

DWS Strategic Income VIP
Chicago
145,000
 $                   145,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
2,000,000
 $
2,000,000
0.17%

DWS Short Duration Plus Fund
New York
85,000
 $                     85,000
0.01%

Total

19,515,000
 $
19,515,000
1.63%

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629377AU6
037735CE5
125896AZ3
Issuer
NRG ENERGY INC
APPALACHIAN POWER CO
CMS ENERGY CORP
Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch
UBS, Wachovia Securities, Fifth Third
Securities, Huntington Capital, SG Americas
Securities
Citigroup, Merrill Lynch, BoA, Keybank,
Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NRG 7.375% 2/1/2016
AEP 5.8% 10/1/2035
CMS 6.875% 12/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/26/2006
9/26/2005
12/8/2005
Total amount of offering sold to QIBs
2,400,000,000
250,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,400,000,000
250,000,000
125,000,000
Public offering price
 $ 100.00
 $99.24
 $ 100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
0.88%
1.75%
Rating
B1/B-
Baa2/BBB
B1/B+
Current yield
7.38%
5.84%
6.88%
Benchmark vs Spread (basis points)
290 bp
133 bp
240 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
30,000
 $                     30,000
0.00%
2.13%
-0.57%
3/31/2006
DWS Core Plus Income Fund
Boston
120,000
 $                   120,000
0.01%
2.13%
-0.45%
3/31/2006
Chicago Funds







DWS Balanced Fund
Chicago
1,345,000
 $
1,345,000
0.06%
2.13%
0.17%
3/31/2006
DWS Balanced VIP
Chicago
450,000
 $                   450,000
0.02%
2.13%
1.21%
3/31/2006
DWS High Income Fund
Chicago
17,050,000
 $
17,050,000
0.71%
2.13%
1.77%
3/31/2006
DWS High Income Trust
Chicago
1,880,000
 $
1,880,000
0.08%
2.13%
1.53%
3/31/2006
DWS High Income VIP
Chicago
2,990,000
 $
2,990,000
0.12%
2.13%
1.07%
3/31/2006
DWS Multi Market Income Trust
Chicago
1,005,000
 $
1,005,000
0.04%
2.13%
1.25%
3/31/2006
DWS Strategic Income Fund
Chicago
825,000
 $                   825,000
0.03%
2.13%
-0.07%
3/31/2006
DWS Strategic Income Trust
Chicago
240,000
 $                   240,000
0.01%
2.13%
1.16%
3/31/2006
DWS Strategic Income VIP
Chicago
220,000
 $                   220,000
0.01%
2.13%
1.69%
3/31/2006
New York Funds







DWS High Income Plus Fund
New York
2,995,000
 $
2,995,000
0.12%
2.13%
2.26%
3/31/2006
DWS Short Duration Plus Fund
New York
125,000
 $                   125,000
0.01%
2.13%
0.65%
3/31/2006
Total

29,275,000
 $
29,275,000
1.22%











^The Security and Fund Performance is calculated

based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the

quarter-end date is listed.




Security Information






Security Purchased
Comparison Security
Cusip
70645JAS15

Issuer
PEMEX PROJECT FUNDING MASTER
TRUST

Underwriters
CSFB, Lehman Brothers, UBS, Barclays,
DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
PEMEX 5.75% 12/15/2015

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/26/2006

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
 $98.89

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.33%

Rating
Baa1/BBB

Current yield
5.76%

Benchmark vs Spread (basis points)
138 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
2,261,000
 $
2,235,880
0.30%

DWS Balanced VIP
Chicago
522,000
 $                   516,201
0.07%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
696,000
 $                   688,267
0.09%

Total

3,479,000
 $
3,440,348
0.46%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the

quarter-end date is listed.






Security Information






Security Purchased

Cusip
74490BAL1

Issuer
PROVIDIAN MASTER NOTE TRUST

Underwriters
Citigroup, Braclays, DBSI, WaMu Capital

Years of continuous operation, including predecessors
> 3 years

Security
PMNT 2006-B1A B1 5.35% 3/15/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/9/2006

Total amount of offering sold to QIBs
200,000,000

Total amount of any concurrent public offering
0

Total
200,000,000

Public offering price
 $99.97

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
A2/A

Current yield
5.43%

Benchmark vs Spread (basis points)
22 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
3,220,000
 $
3,218,956
1.61%

DWS Balanced VIP
Chicago
1,075,000
 $
1,074,651
0.54%

Total

4,295,000
 $
4,293,607
2.15%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the

final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

Cusip
800907AK3

Issuer
SANMINA-SCI CORP

Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets, Scotia Capital, SunTrust Robinson
Humphrey, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
SANM 8.125% 3/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/30/2006

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B1/B

Current yield
8.13%

Benchmark vs Spread (basis points)
360 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
20,000
 $                     20,000
0.00%

DWS Core Plus Income Fund
Boston
75,000
 $                     75,000
0.01%

Chicago Funds





DWS Balanced Fund
Chicago
830,000
 $                   830,000
0.14%

DWS Balanced VIP
Chicago
280,000
 $                   280,000
0.05%

DWS High Income Fund
Chicago
10,480,000
 $
10,480,000
1.75%

DWS High Income Trust
Chicago
1,160,000
 $
1,160,000
0.19%

DWS High Income VIP
Chicago
1,835,000
 $
1,835,000
0.31%

DWS Multi Market Income Trust
Chicago
620,000
 $                   620,000
0.10%

DWS Strategic Income Fund
Chicago
510,000
 $                   510,000
0.09%

DWS Strategic Income Trust
Chicago
145,000
 $                   145,000
0.02%

DWS Strategic Income VIP
Chicago
135,000
 $                   135,000
0.02%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     20,000
0.00%

New York Funds





DWS High Income Plus Fund
New York
1,865,000
 $
1,865,000
0.31%

DWS Short Duration Plus Fund
New York
80,000
 $                     80,000
0.01%

Total

18,055,000
 $
18,055,000
3.01%


Security Information






Security Purchased

Cusip
984121BP7

Issuer
XEROX CORP

Underwriters
Goldman Sachs, JP Morgan, BoA, Bear
Stearns, Citigroup, DBSI, Barclays, BNP
Paribas, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
XRX 6.4% 3/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/15/2006

Total amount of offering sold to QIBs
700,000,000

Total amount of any concurrent public offering
0

Total
700,000,000

Public offering price
 $99.41

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Ba2/BB+

Current yield
6.44%

Benchmark vs Spread (basis points)
175 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
385,000
 $                   382,740
0.06%

DWS Core Plus Income Fund
Boston
1,370,000
 $
1,361,958
0.20%

Chicago Funds





DWS Balanced Fund
Chicago
215,000
 $                   213,738
0.03%

DWS Balanced VIP
Chicago
70,000
 $                     69,589
0.01%

DWS High Income Fund
Chicago
2,845,000
 $
2,828,300
0.41%

DWS High Income Trust
Chicago
320,000
 $                   318,122
0.05%

DWS High Income VIP
Chicago
500,000
 $                   497,065
0.07%

DWS Multi Market Income Trust
Chicago
165,000
 $                   164,031
0.02%

DWS Strategic Income Fund
Chicago
130,000
 $                   129,237
0.02%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,765
0.01%

DWS Strategic Income VIP
Chicago
35,000
 $                     34,795
0.01%

New York Funds





DWS High Income Plus Fund
New York
495,000
 $                   492,094
0.07%

DWS Short Duration Plus Fund
New York
20,000
 $                     19,883
0.00%

Total

6,590,000
 $
6,551,317
0.94%


Security Information






Security Purchased

Cusip
053773AA5

Issuer
AVIS BUDGET CAR RENTAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital

Years of continuous operation, including predecessors
> 3 years

Security
AVIS 7.625% 5/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/11/2006

Total amount of offering sold to QIBs
375,000,000

Total amount of any concurrent public offering
0

Total
375,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.13%

Rating
Ba3/BB-

Current yield
7.63%

Benchmark vs Spread (basis points)
268 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%

DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%

DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%

DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%

DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%

DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%

DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%

DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%

Total

2,920,000
 $
2,920,000
0.78%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the

quarter-end date is listed.

Security Information






Security Purchased

Cusip
053773AG2

Issuer
AVIS BUDGET CAR RENTAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital

Years of continuous operation, including predecessors
> 3 years

Security
AVIS FRN 5/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/11/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.13%

Rating
Ba3/BB-

Current yield
7.58%

Benchmark vs Spread (basis points)
250 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.03%

DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%

DWS High Income Fund
Chicago
1,145,000
 $
1,145,000
0.46%

DWS High Income Trust
Chicago
130,000
 $                   130,000
0.05%

DWS High Income VIP
Chicago
200,000
 $                   200,000
0.08%

DWS Multi Market Income Trust
Chicago
65,000
 $                     65,000
0.03%

DWS Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%

DWS Strategic Income VIP
Chicago
15,000
 $                     15,000
0.01%

New York Funds





DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%

DWS High Income Plus Fund
New York
200,000
 $                   200,000
0.08%

Total

1,945,000
 $
1,945,000
0.78%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the quarter-end

date is listed.

Security Information






Security Purchased

Cusip
K31754AA0

Issuer
NORDIC TELEPHONE CO

Underwriters
Barclays, CSFB, DBSI, JP Morgan, Royal
Bank of Scotland

Years of continuous operation, including predecessors
> 3 years

Security
TDCDC 8.875% 5/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/26/2006

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.50%

Rating
B2/B

Current yield
8.88%

Benchmark vs Spread (basis points)
378 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





DWS Balanced Fund
Chicago
75,000
 $                     75,000
0.01%

DWS High Income Fund
Chicago
600,000
 $                   600,000
0.10%

DWS High Income Trust
Chicago
75,000
 $                     75,000
0.01%

DWS High Income VIP
Chicago
110,000
 $                   110,000
0.02%

New York Funds





DWS High Income Plus Fund
New York
110,000
 $                   110,000
0.02%

Total

970,000
 $                   970,000
0.16%







^The Security and Fund Performance is calculated

based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the

quarter-end date is listed.

Security Information






Security Purchased

Cusip
92554BA7

Issuer
VIACOM INC

Underwriters
BoA, Citigroup, JP Morgan, ABN Amro, Daiwa
Securities, DBSI, Dresdner Kleinwort, Mizuho
International, RBS Greenwich, Societe
Generale, Tokyo-Mitsubishi Securities,
Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
VIA 6.25% 4/30/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/5/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
 $99.56

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa3/BBB

Current yield
6.28%

Benchmark vs Spread (basis points)
147 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





DWS Balanced Fund
Chicago
6,000,000
 $
5,973,660
0.40%

DWS Balanced VIP
Chicago
2,000,000
 $
1,991,220
0.13%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
2,000,000
 $
1,991,220
0.13%

Total

10,000,000
 $
9,956,100
0.67%







^The Security and Fund Performance is calculated based

on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,

the final sale date is listed. If a Fund still held

the security as of the quarter-end, the

quarter-end date is listed.